ACCESSOR FUNDS

SUPPLEMENT DATED OCTOBER 6, 2009

TO THE

A & C CLASS SHARES PROSPECTUS

(THE “PROSPECTUS”)

DATED MAY 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with such Prospectus. Capitalized terms not defined herein should have the meaning set forth in the Prospectus.

NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

NOTICE OF TERMINATION OF A CLASS SHARES OF CERTAIN ACCESSOR FUNDS

The following information applies to the Accessor Growth Fund, Accessor High Yield Bond Fund, Accessor International Equity Fund, Accessor Small to Mid Cap Fund and Accessor Value Fund (each a “Fund” and collectively, the “Funds”) only:

At a meeting of the Board of Trustees of Forward Funds (the “Trust”) held on September 25, 2009, the Trustees, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved, on behalf of each of the Funds: (i) the automatic conversion of all outstanding A Class shares of each Fund into Institutional Class shares of the same Fund (the “Conversion”); and (ii) the termination of A Class shares as a share class of each Fund (the “Termination”).

Effective immediately, in anticipation of the Conversion and the Termination, A Class shares of each of the Funds will no longer be sold to new investors or existing shareholders (except through reinvested dividends and automatic investment plans) or be eligible for exchanges from other Accessor Funds. In addition, effective immediately, A Class of each of the Funds will be closed to all new accounts.

Distribution and Service (Rule 12b-1) Fees will continue to be paid on behalf of A Class shares of the Funds until the date of the Conversion. These Fees are paid for ongoing shareholder services, to compensate brokers for past sales and to reimburse the Funds’ distributor for commissions paid in connection with past sales.

The Conversion is expected to occur on or about November 20, 2009 or on such later date as the officers of the Trust determine (the “Conversion Date”). As of the close of business on the Conversion Date, each shareholder of A Class shares of a Fund will automatically become the owner of the number of corresponding full and fractional Institutional Class shares of the same Fund, having an equal aggregate net asset value. On or shortly after the Conversion Date, A Class shares of each Fund will be terminated as a share class of each Fund.

No sales load, commission or other transactional fee will be imposed as a result of the Conversion. In addition, it is anticipated that Fund shareholders will not recognize a taxable gain or loss on the conversion of their A Class shares for Institutional Class shares, and that Fund shareholders will have the same aggregate tax basis in Institutional Class shares received pursuant to the Conversion as in their A Class shares.

In connection with the Conversion, the Board of Trustees has approved a waiver of the current Institutional Class minimum investment requirement of $100,000 to allow for the conversion of any A Class shareholders whose investment in A Class shares of a Fund is less than $100,000. In addition, the Board of Trustees has also approved a continuing waiver of the current Institutional Class minimum investment requirement for any such former A Class shareholders of a Fund (whose shares have been converted to Institutional Class) so that they may make additional purchases of Institutional Class shares in the Fund following the Conversion Date despite their investment being less than $100,000.

Holders of A Class shares of a Fund who determine that they do not wish to have their shares automatically converted into Institutional Class shares of the same Fund may: (1) redeem their A Class shares of the Fund before the Conversion Date, or (2) exchange their A Class shares of the Fund prior to the Conversion Date for A Class shares of another Accessor Fund continuing to offer such class by contacting the Trust or their broker, financial intermediary or other financial institution. Please note that a redemption of shares of a Fund or an exchange of shares of a Fund into another Accessor Fund will be a taxable event and a shareholder may recognize a gain or loss in connection with that transaction.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE